                                                                     EXHIBIT 4.1

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                    TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                      Class A-__ _____% Asset Backed Notes
                      Class A-__ _____% Asset Backed Notes
                      Class A-__ _____% Asset Backed Notes
                      Class A-__ _____% Asset Backed Notes
                      Class B-__ _____% Asset Backed Notes

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                                    INDENTURE

                           Dated as of ________, 200_

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                               [INDENTURE TRUSTEE]
                                Indenture Trustee

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE.....................     2
   Section 1.1     Definitions...........................................     2
   Section 1.2     Incorporation by Reference of Trust Indenture Act.....    11
   Section 1.3     Rules of Construction.................................    11

ARTICLE II THE NOTES.....................................................    11
   Section 2.1     Form..................................................    11
   Section 2.2     Execution, Authentication and Delivery................    12
   Section 2.3     Temporary Notes.......................................    12
   Section 2.4     Registration; Registration of Transfer and Exchange...    13
   Section 2.5     Mutilated, Destroyed, Lost or Stolen Notes............    15
   Section 2.6     Persons Deemed Owner..................................    16
   Section 2.7     Payment of Principal and Interest; Defaulted
                   Interest..............................................    16
   Section 2.8     Cancellation..........................................    17
   Section 2.9     Release of Collateral.................................    17
   Section 2.10    Book-Entry Notes......................................    17
   Section 2.11    Notices to Clearing Agency............................    18
   Section 2.12    Definitive Notes......................................    18

ARTICLE III COVENANTS, REPRESENTATIONS AND WARRANTIES....................    19
   Section 3.1     Payment of Principal and Interest.....................    19
   Section 3.2     Maintenance of Office or Agency.......................    19
   Section 3.3     Money for Payments to be Held in Trust................    19
   Section 3.4     Existence.............................................    21
   Section 3.5     Protection of Trust Estate............................    21
   Section 3.6     Opinions as to Trust Estate...........................    22
   Section 3.7     Performance of Obligations; Servicing of Receivables..    22
   Section 3.8     Negative Covenants....................................    23
   Section 3.9     Annual Statement as to Compliance.....................    24
   Section 3.10    Issuer May Consolidate, Etc...........................    24
   Section 3.11    Successor or Transferee...............................    26
   Section 3.12    No Other Business.....................................    27
   Section 3.13    No Borrowing..........................................    27
   Section 3.14    Servicer's Obligations................................    27
   Section 3.15    Guarantees, Loans, Advances and Other Liabilities.....    27
   Section 3.16    Capital Expenditures..................................    27
   Section 3.17    Compliance with Laws..................................    27
   Section 3.18    Restricted Payments...................................    27
   Section 3.19    Notice of Events of Default...........................    28
   Section 3.20    Further Instruments and Acts..........................    28
   Section 3.21    Amendments of Sale and Servicing Agreement and Trust
                   Agreement.............................................    28
   Section 3.22    Income Tax Characterization...........................    28
   Section 3.23    Representations and Warranties........................    28

ARTICLE IV SATISFACTION AND DISCHARGE....................................    29
   Section 4.1     Satisfaction and Discharge of Indenture...............    29
   Section 4.2     Application of Trust Money............................    30
   Section 4.3     Repayment of Moneys Held by Note Paying Agent.........    31

ARTICLE V REMEDIES.......................................................    31
   Section 5.1     Events of Default.....................................    31
   Section 5.2     Rights Upon Event of Default..........................    32
   Section 5.3     Collection of Indebtedness and Suits for Enforcement
                   by Indenture Trustee..................................    33
   Section 5.4     Remedies..............................................    36
   Section 5.5     Optional Preservation of the Receivables..............    37
   Section 5.6     Priorities............................................    37
   Section 5.7     Limitation of Suits...................................    38
   Section 5.8     Unconditional Rights of Noteholders To Receive
                   Principal and Interest................................    39
   Section 5.9     Restoration of Rights and Remedies....................    39
   Section 5.10    Rights and Remedies Cumulative........................    39
   Section 5.11    Delay or Omission Not a Waiver........................    39
   Section 5.12    Control by Noteholders................................    40
   Section 5.13    Waiver of Past Defaults...............................    40
   Section 5.14    Undertaking for Costs.................................    40
   Section 5.15    Waiver of Stay or Extension Laws......................    41
   Section 5.16    Action on Notes.......................................    41
   Section 5.17    Performance and Enforcement of Certain Obligations....    41

ARTICLE VI THE INDENTURE TRUSTEE.........................................    42
   Section 6.1     Duties of Indenture Trustee...........................    42
   Section 6.2     Rights of Indenture Trustee...........................    43
   Section 6.3     Individual Rights of Indenture Trustee................    45
   Section 6.4     Indenture Trustee's Disclaimer........................    45
   Section 6.5     Notice of Defaults....................................    45
   Section 6.6     Reports by Indenture Trustee to Holders...............    45
   Section 6.7     Compensation and Indemnity............................    46
   Section 6.8     Replacement of Indenture Trustee......................    47
   Section 6.9     Successor Indenture Trustee by Merger.................    49
   Section 6.10    Appointment of Co-Indenture Trustee or Separate
                   Indenture Trustee.....................................    49
   Section 6.11    Eligibility: Disqualification.........................    50
   Section 6.12    Preferential Collection of Claims Against Issuer......    50
   Section 6.13    Representations and Warranties of the Indenture
                   Trustee...............................................    50
   Section 6.14    Waiver of Setoffs.....................................    51
   Section 6.15    Control by the Controlling Party......................    51

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS...............................    51
   Section 7.1     Issuer To Furnish To Indenture Trustee Names and
                   Addresses of Noteholders..............................    51

   Section 7.2     Preservation of Information; Communications to
                   Noteholders...........................................    52
   Section 7.3     Reports by Issuer.....................................    52
   Section 7.4     Reports by Indenture Trustee..........................    52

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES........................    53
   Section 8.1     Collection of Money...................................    53
   Section 8.2     Release of Trust Estate...............................    53
   Section 8.3     Opinion of Counsel....................................    53

ARTICLE IX SUPPLEMENTAL INDENTURES.......................................    54
   Section 9.1     Supplemental Indentures Without Consent of
                   Noteholders...........................................    54
   Section 9.2     Supplemental Indentures with Consent of Noteholders...    55
   Section 9.3     Execution of Supplemental Indentures..................    56
   Section 9.4     Effect of Supplemental Indenture......................    57
   Section 9.5     Conformity With Trust Indenture Act...................    57
   Section 9.6     Reference in Notes to Supplemental Indentures.........    57

ARTICLE X REDEMPTION OF NOTES............................................    57
   Section 10.1    Redemption............................................    57
   Section 10.2    Form of Redemption Notice.............................    58
   Section 10.3    Notes Payable on Redemption Date......................    58

ARTICLE XI MISCELLANEOUS.................................................    59
   Section 11.1    Compliance Certificates and Opinions, etc.............    59
   Section 11.2    Form of Documents Delivered to Indenture Trustee......    60
   Section 11.3    Acts of Noteholders...................................    61
   Section 11.4    Notices, etc., to Indenture Trustee, Issuer and
                   Rating Agencies.......................................    62
   Section 11.5    Notices to Noteholders; Waiver........................    63
   Section 11.6    [Reserved]............................................    63
   Section 11.7    Conflict with Trust Indenture Act.....................    63
   Section 11.8    Effect of Headings and Table of Contents..............    64
   Section 11.9    Successors and Assigns................................    64
   Section 11.10   Separability..........................................    64
   Section 11.11   Benefits of Indenture.................................    64
   Section 11.12   Legal Holidays........................................    64
   Section 11.13   Governing Law.........................................    65
   Section 11.14   Counterparts..........................................    65
   Section 11.15   Recording of Indenture................................    65
   Section 11.16   Trust Obligation......................................    65
   Section 11.17   Limitation of Liability of Owner Trustee..............    65
   Section 11.18   No Petition...........................................    66
   Section 11.19   Inspection............................................    66
   Section 11.20   Nonpublic Personal Information........................    66

exhibits

EXHIBIT A-1   Form of Class A-__ Note
EXHIBIT A-2   Form of Class A-__ Note

EXHIBIT A-3   Form of Class A-__ Note
EXHIBIT A-4   Form of Class A-__ Note
EXHIBIT B     Form of Class B Note
EXHIBIT C     Form of Certificate as to Initial Purchase
EXHIBIT D     Form of Qualified Institutional Buyer Transferee's Certificate

                              CROSS-REFERENCE TABLE

Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.(1)

Trust Indenture Act of 1939                                    Indenture Section
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Section 310
   (a) (1)..................................................          6.11
   (a) (2)..................................................          6.11
   (a) (3)..................................................       6.10, 6.11
   (a) (4)..................................................     Not Applicable
   (a) (5)..................................................          6.11
   (b)......................................................          6.11
   (c)......................................................     Not Applicable

Section 311
   (a)......................................................          6.12
   (b)......................................................          6.12
   (c)......................................................     Not Applicable

Section 312
   (a)......................................................      7.1, 7.2(a)
   (b)......................................................         7.2(b)
   (c)......................................................         7.2(c)

Section 313
   (a)......................................................          7.4
   (b)......................................................          7.4
   (c)......................................................          7.4
   (d)......................................................          7.4

Section 314
   (a)(1)...................................................         7.3(a)
   (a)(2)...................................................         7.3(a)
   (a)(3)...................................................         7.3(a)
   (a)(4)...................................................          3.9
   (b)(1)...................................................         3.6(a)
   (b)(2)...................................................         3.6(b)
   (c)(1)...................................................     4.1, 8.2, 11.1
   (c)(2)...................................................     4.1, 8.2, 11.1
   (c)(3)...................................................          8.2
   (d)(1)...................................................        11.1(b)
   (d)(2)...................................................        11.1(b)
   (d)(3)...................................................        11.1(b)
   (e)......................................................        11.1(a)

Section 315
   (a)......................................................   6.1(b), 6.1(c)(i)
   (b)......................................................       6.5, 11.5
   (c)......................................................         6.1(a)

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(1)  This Cross-Reference Table is not part of the Indenture.

   (d)(1)...................................................     6.1(b), 6.1(c)
   (d)(2)...................................................       6.1(c)(ii)
   (d)(3)...................................................      6.1(c)(iii)
   (e)......................................................          5.14

Section 316
   (a)......................................................       5.12, 5.13
   (b)......................................................          5.8
   (c)......................................................          2.6

Section 317
   (a)(1)...................................................         5.3(a)
   (a)(2)...................................................         5.3(e)
   (b)......................................................          3.3

Section 318
   (a)......................................................          11.7

          INDENTURE dated as of ________, 200_, between TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_, a Delaware statutory trust (the "Issuer"), and [INDENTURE TRUSTEE], a ______________________, as Indenture Trustee (the "Indenture Trustee").

          Each party agrees as follows for the benefit of the other party and for the benefit of the Holders of the Issuer's Class A-__ _____% Asset Backed Notes (the "Class A- Notes"), the Class A-__ _____% Asset Backed Notes (the "Class A- Notes"), the Class A-__ _____% Asset Backed Notes (the "Class A-Notes), the Class A-__ _____% Asset Backed Notes (the "Class A- Notes" and collectively with the Class A-__ Notes, the Class A-__ Notes and the Class A-__ Notes, the "Class A Notes"), and the Class B _____% Asset Backed Notes (the "Class B Notes" and collectively with the Class A Notes, the "Notes").

          As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee on behalf of the Noteholders [and the Insurer].

          [[Insurer] (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Insurer guarantees Policy Claim Amounts, as defined in the Note Policy.]

          [As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of ________, 200_ (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, the Indenture Trustee, Triad Financial Corporation and Triad Financial Special Purpose LLC.]

          [As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Indenture Trustee Issuer Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.]

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties, all of the Issuer's right, title and interest, whether now owned or existing or hereafter acquired or arising, in and to (a) the Receivables and all money received thereon after the Cutoff Date;
(b) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (c) with respect to the Receivables, the right to cause the related Dealer or Third-Party Lender to repurchase such Receivables pursuant to a Dealer Agreement or an Auto Purchase and Sale Agreement, respectively, as a result of a breach of representation or warranty in the related Dealer Agreement or the related Auto Loan Purchase and Sale Agreement, respectively; (d) all rights, if any, to refunds for the costs of Service Contracts on the related Financed Vehicles; (e) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables; (f) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof and all rights of the Issuer therein (including all income thereon); (g) the Issuer's rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the Issuer's rights under the Purchase Agreement, to enforce delivery requirements, representations and warranties and the cure and repurchase obligations of Triad under the Purchase Agreement; (h) the related Receivable Files; (i) the Issuer's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement (including all rights of the Depositor under the Purchase Agreement); and (j) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

          The foregoing Grant is made in trust to the Indenture Trustee on behalf of the Noteholders [and for the benefit of the Insurer]. The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

                                   ARTICLE I

                   Definitions and Incorporation by Reference

     Section 1.1 Definitions. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Act" has the meaning specified in Section 11.3(a).

          "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person will not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

          "Authorized Officer" means, with respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer or the Servicer, as applicable, and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Basic Documents" means this Indenture, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, [the Insurance Agreement,] the Purchase Agreement and other documents and certificates delivered in connection therewith.

          "Benefit Plan Entity" has the meaning specified in Section 2.4.

          "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which will be made through book entries by a Clearing Agency as described in Section 2.10. The Class A Notes will initially be Book-Entry Notes.

          "Business Day" means a day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Delaware, California or New York are authorized or obligated to be closed.

          "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust.

          "Certificateholder" means the Person in whose name a Certificate is registered on the Certificate Register.

          "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

          "Class A Notes" means, collectively, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class A-__ Notes.

          "Class A- Interest Rate" means _____% per annum [(computed on the basis of a [360]-day year and the actual number of days in the related Interest Period)].

          "Class A- Notes" means the Class A-__ _____% Asset Backed Notes, substantially in the form of Exhibit A-1.

          "Class A- Interest Rate" means _____% per annum [(computed on the basis of a [360]-day year of twelve 30-day months)].

          "Class A- Notes" means the Class A-__ _____% Asset Backed Notes, substantially in the form of Exhibit A-2.

          "Class A- Interest Rate" means _____% per annum [(computed on the basis of a [360]-day year of twelve 30-day months)].

          "Class A- Notes" means the Class A-__ _____% Asset Backed Notes, substantially in the form of Exhibit A-3.

          "Class A- Interest Rate" means _____% per annum [(computed on the basis of a [360]-day year of twelve 30-day months)].

          "Class A- Notes" means the Class A-__ _____% Asset Backed Notes, substantially in the form of Exhibit A-4.

          "Class B_ Interest Rate" means _____% per annum [(computed on the basis of a [360]-day year and the actual number of days in the related Interest Period)].

          "Class B__ Notes" means the Class B _____% Asset Backed Notes, substantially in the form of Exhibit B.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means ________, 200_.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "Collateral" has the meaning specified in the Granting Clause of this Indenture.

          "Controlling Party" [means the Insurer, provided that if (i) an Insurer Default has occurred and is continuing or (ii) all amount payable to the Class A Noteholders under this Indenture and the Insurer under the Insurance Agreement have been paid in full, then the Controlling Party] means the Indenture Trustee acting at the direction of the Majority Noteholders.

          "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business will be administered which office at the date of the execution of this Agreement is located at ___________, _______________ (facsimile number ____________),
Attention: _____________-Triad 200_-_, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, [the Insurer,] the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, [the Insurer,] the Servicer and the Issuer).

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Definitive Notes" has the meaning specified in Section 2.10. The Class B Notes will initially be Definitive Notes.

          "Distribution Date" means, with respect to each Collection Period, the 12th day of the following Collection Period, or, if such day is not a Business Day, the immediately following Business Day, commencing ________, 200_.

          "ERISA" has the meaning specified in Section 2.4.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

          "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument will include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

          "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA;
(d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

          "Indenture" means this Indenture as amended and supplemented from time to time.

          "Indenture Trustee" means [Indenture Trustee], a ____________________, not in its individual capacity but as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

          "Indenture Trustee Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture, the Notes or any Basic Document.

          "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate will state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          ["Insurer Default" means the occurrence and continuance of any of the following events:

     (a) the Insurer failing to make a payment required under the Note Policy in accordance with its terms;

     (b) the Insurer (i) filing a petition or commencing any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) making a general assignment for the benefit of its creditors, or (iii) having an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

     (c) a court of competent jurisdiction, the Wisconsin Department of Insurance or other competent regulatory authority has entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession of all or any material portion of the property of the Insurer by a custodian, trustee, agent or receiver.]

          ["Insurer Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Basic Document.]

          "Interest Rate" means, with respect to the (i) Class A-__ Notes, the Class A-__ Interest Rate, (ii) Class A-__ Notes, the Class A-__ Interest Rate,
(iii) Class A-__ Notes, the Class A-__ Interest Rate, (iv) Class A-__ Notes, the Class A-__ Interest Rate and (v) Class B Notes, the Class B Interest Rate.

          "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Issuer Secured Obligations" means [the Insurer Issuer Secured Obligations and] the Indenture Trustee Issuer Secured Obligations.

          "Issuer Secured Parties" means [each of] the Indenture Trustee in respect of the Indenture Trustee Issuer Secured Obligations [and the Insurer in respect of the Insurer Issuer Secured Obligations.]

          "Majority Noteholders" means (i) if only the Class A Notes are Outstanding, the holders of a majority of the Class A Notes, measured by Outstanding Amount; (ii) if only the Class B Notes are Outstanding, the holders of a majority of the Class B Notes, measured by Outstanding Amount; or (iii) if both Class A Notes and Class B Notes are Outstanding, the holders of a majority of the Class A Notes and Class B Notes, together, measured by Outstanding Amount.

          "Note" means a Class A-__ Note, a Class A-__ Note, a Class A-__ Note, a Class A-__ Note or a Class B Note.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          ["Note Policy" means the insurance policy issued by the Insurer with respect to the Class A Notes, including any endorsements thereto.]

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

          "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA Section 314 (unless signed by the Owner Trustee on behalf of the Issuer), and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate will be to an Officer's Certificate of any Authorized Officer of the Issuer.

          "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who is satisfactory to the Indenture Trustee [and, if addressed to the Insurer, satisfactory to the Insurer,] and which will comply with any applicable requirements of Section 11.1, and will be in form and substance satisfactory to the Indenture Trustee[, and if addressed to the Insurer, satisfactory to the Insurer].

          "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                    (i) Notes theretofore canceled by the Note Registrar or
               delivered to the Note Registrar for cancellation;

                    (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee has been made); and

                    (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

[provided, however, that Class A Notes which have been paid with proceeds of the Note Policy will continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer will be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer;] provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons will be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof will be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

          "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Rating Agency Condition" means, with respect to any action, that each Rating Agency has been given ten (10) days (or such shorter period as will be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies has notified the Depositor, the Servicer, [the Insurer,] the Indenture Trustee, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

          "Record Date" means, with respect to a Distribution Date, Redemption Date or other date of determination, the close of business on the Business Day immediately preceding such Distribution Date, Redemption Date or other date of determination.

          "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a), the Distribution Date specified by the Servicer or the Issuer pursuant to Section 10.1(a).

          "Redemption Price" means in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

          "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Trust Officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case, having direct responsibility for the administration of this agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of ________, 200_, among the Issuer, the Depositor, the Custodian, the Servicer, the Indenture Trustee and the Backup Servicer, as the same may be amended or supplemented from time to time.

          ["Scheduled Payments" has the meaning specified in the Note Policy.]

          "State" means any one of the 50 states of the United States of America or the District of Columbia.

          "Termination Date" means [the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer has received payment and performance of all Insurer Issuer Secured Obligations and (iii)] the date on which the Indenture Trustee has received payment and performance of all Indenture Trustee Issuer Secured Obligations.

          "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Issuer Secured Parties (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

          "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or the Trust Agreement.

     Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.3 Rules of Construction. Unless the context otherwise requires:

          (i) a term has the meaning assigned to it;

          (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. generally accepted accounting principles as in effect on the date of this Agreement;

          (iii) "or" is not exclusive;

          (iv) "including" means including without limitation; and

          (v) words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                    The Notes

     Section 2.1 Form. The Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class B Notes, in each case together with the Indenture Trustee's certificate of authentication, will be in substantially the form set forth in Exhibits A-1, A-2, A-3, A-4 and B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The Definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note will be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4 and B are part of the terms of this Indenture.

     Section 2.2 Execution, Authentication and Delivery. The Notes will be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          The Indenture Trustee will, upon receipt of the [Note Policy and] Issuer Order, authenticate and deliver Class A-__ Notes for original issue in an aggregate principal amount of $_________, Class A-__ Notes for original issue in an aggregate principal amount of $_________, Class A-__ Notes for original issue in an aggregate principal amount of $_________, Class A-__ Notes for original issue in an aggregate principal amount of $_________ and Class B Notes for original issue in an aggregate principal amount of $_________. The Class A-__ Notes, Class A-__ Notes, Class A-__ Notes, Class A-__ Notes and Class B Notes outstanding at any time may not exceed such amounts except as provided in
Section 2.5.

          The Notes will be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples thereof (except for one Note of each class which may be issued in a denomination other than an integral multiple of $1,000).

          No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     Section 2.3 Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes will be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer will execute and the Indenture Trustee will authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes will in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

     Section 2.4 Registration; Registration of Transfer and Exchange. The Issuer will cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee will be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer will promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee will have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee will have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders of the Notes and the principal amounts and number of such Notes.

          Subject to Sections 2.10 and 2.12, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a)(1) of the UCC are met the Issuer will execute and upon its request the Indenture Trustee will authenticate and the Noteholder will obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount.

          At the option of the Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections
2.10 and 2.12, if the requirements of Section 8-401(a)(1) of the UCC are met the Issuer will execute and upon its request the Indenture Trustee will authenticate and the Noteholder will obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes will be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          No transfer of a Class B Note will be made unless such transfer (i) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (ii) is exempt from the registration requirements under the Securities Act and such state securities laws. Each prospective purchaser of the Class B Notes in the initial sale by the Issuer on the Closing Date will deliver a completed and duly executed transferee's certificate (in the form of Exhibit C) to the Indenture Trustee. Thereafter, each prospective purchaser of a Class B Note will deliver a completed and duly executed transferee's certificate (in the form of Exhibit D for "qualified institutional buyers"), to the Indenture Trustee and to the transferor for inspection prior to effecting any requested transfer. The Issuer and the Indenture Trustee may rely conclusively upon the information contained in any such transferee's certificate in the absence of knowledge to the contrary. In connection with any transfer of a Class B Note (other than (i) the initial purchase of any Class B Note by the initial purchasers who deliver a transferee's certificate in the form of Exhibit C and (ii) the purchase of any Class B Note by a purchaser who delivers a transferee's certificate in the form of Exhibit D), the Indenture Trustee will require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, will be addressed to the Issuer and the Indenture Trustee and will be secured at the expense of the Holder. The Indenture Trustee may rely upon the representation of any transferee made to the Indenture Trustee, and upon such Opinion of Counsel, and will be fully protected in so doing. Any Note Owners of the Class B Notes will be deemed to have agreed to these restrictions on transfer.

          In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer will provide to any Class B Noteholder and any prospective purchaser designated by such Class B Noteholder, upon request of such Class B Noteholder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Class B Note to be made pursuant to Rule 144A. The Indenture Trustee will cooperate with the Issuer in providing the Issuer such information regarding the Class B Notes, the Receivables and other matters regarding the Class B Notes as the Issuer will reasonably request to meet its obligations under the preceding sentence.

          Every Note presented or surrendered for registration of transfer or exchange will be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits A-1, A-2, A-3, A-4 and B duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require.

          Notwithstanding the foregoing, in the case of any sale or other transfer of a Definitive Note, the transferor of such Definitive Note will be required to represent and warrant in writing that the prospective transferee either (a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in section 4975(e)(1) of the Code), which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (including, without limitation, an insurance company general account) (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) is a Benefit Plan Entity, which is purchasing a Class A Note and the acquisition and holding of such Definitive Note by such prospective transferee will be eligible for, and satisfy all requirements of, a Department of Labor prohibited transaction class exemption. Each transferee of a Book-Entry Note will be deemed to have made one of the foregoing representations.

          No service charge will be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

          The preceding provisions of this Sections 2.4 notwithstanding, the Issuer will not be required to make and the Note Registrar will not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     Section 2.5 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee [and the Insurer (unless an Insurer Default has occurred and is continuing)] such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee [and the Insurer] harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer will execute and upon its request the Indenture Trustee will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, has become or within seven days will be due and payable, or has been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee [and the Insurer] will be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and will be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee, [or the Insurer, if applicable,] in connection therewith.

          Upon the issuance of any replacement Note under this Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section 2.5 in replacement of any mutilated, destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section 2.5 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 2.6 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, any agent of the Issuer or the Indenture Trustee[, and the Insurer] may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, [the Insurer,] the Indenture Trustee nor any agent of the Issuer[, the Insurer] or the Indenture Trustee will be affected by notice to the contrary.

     Section 2.7 Payment of Principal and Interest; Defaulted Interest.

          (a) The Notes will accrue interest as provided in the forms of the Class A-__ Note, the Class A-__ Note, the Class A-__ Note, the Class A-__ Note and the Class B Note set forth in Exhibits A-1, A-2, A-3, A-4 and B, respectively, and such interest will be due and payable on each Distribution Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date will be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer or check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Final Scheduled Distribution Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1(a)) which will be payable as provided below. The funds represented by any such checks returned undelivered will be held in accordance with Section 3.3.

          (b) The principal of each Note will be payable in installments on each Distribution Date, as applicable, as provided in the forms of the Class A-__ Note, the Class A-__ Note, the Class A-__ Note, the Class A-__ Note and the Class B Note set forth in Exhibits A-1, A-2, A-3, A-4 and B, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable, if not previously paid, on the date on which an Event of Default has occurred and is continuing, and the Notes have been declared immediately due and payable in the manner provided in Section 5.2. All principal payments on each class of Notes will be made pro rata to the Noteholders of such class entitled thereto. Upon written notice from the Issuer, the Indenture Trustee will notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice will be mailed or transmitted by facsimile prior to such final Distribution Date and will specify that such final installment will be payable only upon presentation and surrender of such Note and will specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes will be mailed to Noteholders as provided in Section 10.2.

          (c) [Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee will, if the Insurer has paid any amount in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer.]

     Section 2.8 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and will be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Notes will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer will timely direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 2.9 Release of Collateral. The Indenture Trustee will, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Indenture Trustee will release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     Section 2.10 Book-Entry Notes. The Class A Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Indenture Trustee on behalf of The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes will initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. The Class B Notes will, upon original issuance, be issued in the form of Definitive Notes to be delivered to the order of the Depositor. With respect to the Book-Entry Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

          (i) the provisions of this Section 2.10 will be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee will be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and has no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this Section will control;

          (iv) the rights of Note Owners will be exercised only through the Clearing Agency and will be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

          (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

     Section 2.11 Notices to Clearing Agency. With respect to the Book-Entry Notes, whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee will give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and has no obligation to the Note Owners.

     Section 2.12 Definitive Notes. If (i) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Book-Entry Notes advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Owners of the Book-Entry Notes, then the Clearing Agency will notify all Owners of Book-Entry Notes and the Indenture

Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer will execute and the Indenture Trustee will authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee will be liable for any delay in delivery of such instructions and may conclusively rely on, and will be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee will recognize the Holders of the Definitive Notes as Noteholders.

                                  ARTICLE III

                    Covenants, Representations and Warranties

     Section 3.1 Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-l Notes, to Class A-__ Noteholders, (ii) for the benefit of the Class A-__ Notes, to Class A-__ Noteholders, (iii) for the benefit of the Class A-__ Notes, to Class A-__ Noteholders, (iv) for the benefit of the Class A-__ Notes, to Class A-__ Noteholders and (v) for the benefit of the Class B Notes, to the Class B Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal will be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     Section 3.2 Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer will fail to maintain any such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands. Issuer hereby appoints the Indenture Trustee as paying agent for the Certificates.

     Section 3.3 Money for Payments to be Held in Trust. On or before each Distribution Date and Redemption Date, the Issuer will deposit or cause to be deposited in the Note Distribution Account from the Collection Account (and cause all other transfers to and from the accounts provided for herein to be made) an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee) will promptly notify the Indenture Trustee of its action or failure so to act.

          The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee [and the Insurer] an instrument in which such Note Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent will be released from all further liability with respect to such money.

          Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable will be discharged from such trust and be paid to the Issuer on Issuer Request [with the consent of the Insurer (unless an Insurer Default has occurred and is continuing)] and will be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money will thereupon cease; [provided, however, that if such money or any portion thereof had been previously deposited by the Insurer or the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts will be paid promptly to the Insurer upon the Indenture Trustee's receipt of a written request by the Insurer to such effect; and] provided, further, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, will at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee will also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

     Section 3.4 Existence. Except as otherwise permitted by the provisions of
Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

     Section 3.5 Protection of Trust Estate. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer will take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate, which security interest will be enforceable against third-party creditors. The Issuer will from time to time prepare (or will cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) Grant more effectively all or any portion of the Trust Estate;

          (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

          (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iv) enforce any of the Collateral;

          (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee in such Trust Estate against the claims of all Persons and parties;

          (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due; and

          (vii) maintain or preserve all of the Issuer's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement and the Sale and Servicing Agreement, including the Issuer's rights under the Purchase Agreement and the Sale and Servicing Agreement, to enforce the delivery requirements, representations and warranties and the cure and repurchase obligations of Triad under the Purchase Agreement and the Sale and Servicing Agreement.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by and delivered to the Indenture Trustee pursuant to this Section.

     Section 3.6 Opinions as to Trust Estate.

          (a) On the Closing Date, the Issuer will furnish to the Indenture Trustee [and the Insurer] an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) Within 120 days after the beginning of each calendar year, beginning with the first calendar year beginning [more than six months] after the Closing Date, the Issuer will furnish to the Indenture Trustee [and the Insurer] an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

     Section 3.7 Performance of Obligations; Servicing of Receivables.

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in the Basic Documents or such other instrument or agreement.

          (b) The Issuer may contract with other Persons [acceptable to the Insurer (so long as no Insurer Default has occurred and is continuing)] to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee [and the Insurer] in an Officer's Certificate of the Issuer will be deemed to be action taken by the Issuer; provided that the Issuer will remain liable for performing these duties hereunder. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in the Basic Documents and in the instruments and agreements included in the Trust Estate, including, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer will not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Controlling Party.

          (d) If a responsible officer of the Issuer has actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer will promptly notify the Indenture Trustee[, the Insurer] and the Rating Agencies thereof in accordance with Section 11.4, and will specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer will take all reasonable steps available to it to remedy such failure.

          (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Depositor of their respective duties under the Basic Documents [(x) without the prior consent of the Insurer (unless an Insurer Default has occurred and is continuing) or (y)] if the effect thereof would adversely affect the Holders of the Notes.

     Section 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer will not:

          (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party.

     Section 3.9 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee [and the Insurer], within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 200_), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under the Basic Documents throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          If the Issuer is not required to file periodic reports under the Exchange Act or any other law, the reports referred to in this Section 3.9 may be delivered with 120 days after the end of the calendar year beginning April 30, 200___.

     Section 3.10 Issuer May Consolidate, Etc. Only on Certain Terms.

          (a) The Issuer will not consolidate or merge with or into any other Person, unless

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger will be a Person organized and existing under the laws of the United States of America or any state and will expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee [and the Insurer (so long as no Insurer Default has occurred and is continuing)], the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing;

          (iii) the Rating Agency Condition has been satisfied with respect to such transaction;

          (iv) the Issuer has received an Opinion of Counsel (and has delivered copies thereof to the Indenture Trustee [and the Insurer (so long as no Insurer Default has occurred and is continuing)]) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, [the Insurer,] any Noteholder or the Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture has been taken;

          (vi) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) [so long as no Insurer Default has occurred and is continuing, the Issuer will have given the Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and will have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.]

          (b) The Issuer will not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted will (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee[, and the Insurer (so long as no Insurer Default has occurred and is continuing)], the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred will be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) will prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing;

          (iii) the Rating Agency Condition has been satisfied with respect to such transaction;

          (iv) the Issuer has received an Opinion of Counsel (and will have delivered copies thereof to the Indenture Trustee [and the Insurer (so long as no Insurer Default has occurred and is continuing)]) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, [the Insurer,] any Noteholder or the Certificateholder;

          (v) any action as is necessary to maintain the lien and security interest created by this Indenture has been taken;

          (vi) the Issuer will have delivered to the Indenture Trustee [and the Insurer] an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) [so long as no Insurer Default has occurred and is continuing, the Issuer will have given the Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and will have received the prior written approval of the Insurer of such conveyance or transfer and the transferee has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.]

          (c) The Issuer will not change its jurisdiction of organization without notifying the Indenture Trustee [and the Insurer] and taking any actions necessary to maintain a first priority perfected security interest in the Collateral under this Indenture.

     Section 3.11 Successor or Transferee.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) will succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 (b), Triad Automobile Receivables Trust 200_-_ will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that Triad Automobile Receivables Trust 200_-_ is to be so released.

     Section 3.12 No Other Business. The Issuer will not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by the Basic Documents and activities incidental thereto.

     Section 3.13 No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) [obligations owing from time to time to the Insurer under the Insurance Agreement and] (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes will be used exclusively to fund the Issuer's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement[, to fund the Spread Account] and to pay the Issuer's organizational, transactional and start-up expenses.

     Section 3.14 Servicer's Obligations. The Issuer will use its best efforts to cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.10 of the Sale and Servicing Agreement.

     Section 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer will not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.16 Capital Expenditures. The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.17 Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

     Section 3.18 Restricted Payments. The Issuer will not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Backup Servicer, [the Insurer,] the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Basic Documents.

     Section 3.19 Notice of Events of Default. Upon a responsible officer of the Issuer having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee[, the Insurer] and the Rating Agencies prompt written notice of each Default or Event of Default hereunder and each default on the part of the Servicer or the Depositor of its obligations under the Sale and Servicing Agreement.

     Section 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee [or the Insurer], the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.21 Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer will not agree to any amendment to Section 12.1 of the Sale and Servicing Agreement or Section 10.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee[, the Insurer] or the Holders of the Notes consent to amendments thereto as provided therein.

     Section 3.22 Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness and each Noteholder (or beneficial Note Owner) will be deemed, by virtue of acquisition of its interest in such Note, to have agreed, to treat the Notes as indebtedness for all applicable tax reporting purposes.

     Section 3.23 Representations and Warranties. The Issuer represents and warrants that:

          (a) Security Interest. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller. The Issuer owns and has good and marketable title to the Receivables free and clear of any Lien (other than the Lien in favor of the Indenture Trustee), claim or encumbrance of any Person. The Issuer is not aware of any judgments or tax liens filed against the Issuer.

          (b) All Filings Made. The Issuer has taken all steps necessary to perfect the Indenture Trustee's security interest in the property securing the Receivables, provided that, if not done as of the Closing Date, the Issuer will cause, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder. All financing statements filed or to be filed by the Issuer in favor of the Indenture Trustee in connection herewith that describes the Collateral contain a statement to the following effect:

          (A purchase or taking of a security interest in any collateral described in this financing statement except as permitted by the Indenture will violate the rights of the Indenture Trustee).

          (c) No Impairment. The Issuer has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of [the Insurer,] the Indenture Trustee and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

          (d) The Receivables. The Receivables constitute "chattel paper" within the meaning of the applicable UCC. Triad Financial Corporation, as the Custodian under the Sale and Servicing Agreement, has in its possession all original copies of the receivable files that constitute or evidence the Receivables. The receivable files that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or conveyed by the Issuer to any person.

          (e) Good Title. Immediately prior to the pledge of the Receivables to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of the Basic Documents, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No dealer or third-party lender has a participation in, or other right to receive, proceeds of any Receivable. The Issuer has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

                                   ARTICLE IV

                           Satisfaction and Discharge

     Section 4.1 Satisfaction and Discharge of Indenture. This Indenture will cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                                                                       Indenture

          (a) either

          (i) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation [and the Note Policy has expired and been returned to the Insurer for cancellation]; or

          (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               (A) have become due and payable,

               (B) will become due and payable at their respective Final Scheduled Distribution Dates within one year, or

               (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to their respective Final Scheduled Distribution Dates or Redemption Date (if Notes have been called for redemption pursuant to Section 10.1(a)), as the case may be;

               (b) the Issuer has paid or caused to be paid [all Insurer Issuer Secured Obligations and] all Indenture Trustee Issuer Secured Obligations; and

               (c) the Issuer has delivered to the Indenture Trustee [and the Insurer] an Officer's Certificate, an Opinion of Counsel and, if required by the TIA, the Issuer has delivered to the Indenture Trustee [and the Insurer (so long as no Insurer Default has occurred and is continuing)] an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
          Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Section 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 will be held in trust and applied by it, in accordance with the provisions of the Notes and the Basic Documents, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular

Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     Section 4.3 Repayment of Moneys Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes will, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent will be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    Remedies

     Section 5.1 Events of Default. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default by the Issuer in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days; or

          (ii) default by the Issuer in the payment of the principal of any Note on its Final Scheduled Distribution Date; or

          (iii) [if the Insurer is the Controlling Party, a Trigger Event (as defined under the Insurance Agreement) has occurred and is continuing; or]

          (iv) [a draw has been made on the Note Policy; or]

          (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

          (vi) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

          (vii) the Issuer becoming taxable as an association or a publicly traded partnership taxable as a corporation for federal or state income tax purposes; or

          (viii) on any Distribution Date, after taking into account the application of the sum of Available Funds for the related calendar month plus any available amounts from the Spread Account for the related Distribution Date, any amounts listed in clauses (i) through (v) of Section 5.7(a) of the Sale and Servicing Agreement have not been paid in full; or

          (ix) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, in any Basic Document or in any certificate or any other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same has been made, and such default will continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect will not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default) after there has been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder.

          The Issuer will deliver to the Indenture Trustee [and the Insurer], within five days after knowledge of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.2 Rights Upon Event of Default.

          (a) In the event of any acceleration of any Notes by operation of this
Section 5.2, [the Indenture Trustee will continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Notes.] Payments under the Note Policy following acceleration of any Notes] will be applied by the Indenture Trustee:

          FIRST: to Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest; and

          SECOND: first, to the Class A-__ Noteholders for amounts due and unpaid for principal, then to Holders of the other Classes of Class A Notes for amounts due and unpaid on such Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for principal.

          (b) [In the event any Notes are accelerated due to an Event of Default, the Insurer has the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, will elect.]

          (c) If an Event of Default occurs and is continuing (other than Events of Default specified in Section 5.1(v) and (vi)), the Indenture Trustee [may, with consent of the Insurer (if the Insurer is the Controlling Party), and] will, at the direction of the Controlling Party, declare by written notice to the Issuer that the Notes become, whereupon they will become, immediately due and payable at par, together with accrued interest thereon. If an Event of Default specified in Section 5.1(v) or (vi) occurs, the Notes will automatically become due and payable at par, together with interest thereon, without any declaration or other act on the part of its Indenture Trustee, any Noteholder or the Controlling Party.

          (d) If at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Controlling Party, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission will affect any subsequent default or impair any right consequent thereto.

     Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

          (a) The Issuer covenants that, notwithstanding any rights of any other party herein to exercise any of its remedies as provided herein, if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest will be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under Section 5.4) and under the other Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may with the consent of the Controlling Party and will, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee or the Controlling Party will deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) [Reserved].

          (e) In case there will be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official has been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee has made any demand pursuant to the provisions of this Section, will be entitled and empowered, by intervention in such proceedings or otherwise to, and [may with the Insurer's consent (so long as the Insurer is the Controlling Party), and] will, at the direction of the Controlling Party:

          (i) file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and indemnities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

          (ii) unless prohibited by applicable law and regulations, vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings;

          (iii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee will consent to the making of payments directly, to such Noteholders, to pay to the Indenture Trustee such amounts as will be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and indemnities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (f) Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (g) All rights of action and of asserting claims under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee will be brought in its own name as Indenture Trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements, indemnities and compensation of the Indenture Trustee, each predecessor trustee and their respective agents and attorneys, will be for the ratable benefit of the Holders of the Notes.

          (h) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee will be held to represent all the Holders of the Notes, and it will not be necessary to make any Noteholder a party to any such proceedings.

     Section 5.4 Remedies.

          (a) If an Event of Default has occurred and is continuing and the Notes have been declared due and payable and such declaration and its consequences have not been rescinded, the Indenture Trustee [may, with the consent of the Insurer (so long as the Insurer is the Controlling Party) and] will, at the direction of the Controlling Party, do one or more of the following (subject to Section 5.5):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that

               (A) [if the Insurer is the Controlling Party, the Insurer may not direct the sale or other liquidation of the Trust Estate unless the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest (except that, if the proceeds are not sufficient to discharge all amounts due the Class B Noteholders, and all of the Class B Noteholders have consented to such sale, then the Insurer may direct the sale or liquidation of the Trust Estate; or]

               (B) if the Indenture Trustee is the Controlling Party, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless either

                    (x) Noteholders representing not less than 100% of the
               Outstanding Amount of the Notes consent thereto, or

                    (y) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                    (z) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Rating Agencies and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.

          In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.5 Optional Preservation of the Receivables. If the Indenture Trustee is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may but need not maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee will take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.6 Priorities.

          (a) Following (1) the acceleration of the Notes pursuant to Section
5.2 or (2) the receipt of Insolvency Proceeds pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Indenture Trustee will apply the following amounts from (i) Available Funds on deposit in the Collection Account, including any money or property collected pursuant to Section 5.4 of this Indenture and any such Insolvency Proceeds, after the payment of all amounts owing to the Indenture Trustee pursuant to Section 6.7 of this Indenture, and (ii) amounts on deposit in the Spread Account on the related Distribution Date in the following order of priority:

          FIRST: amounts due and owing and required to be distributed to the Servicer (provided there is no Servicer Termination Event), the Owner Trustee, the Indenture Trustee, and Backup Servicer, respectively, pursuant to priorities (i) and (ii) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities as set forth therein and without limitation, preference or priority of any kind within such priorities;

          SECOND: to the Holders of the Class A Notes, for amounts due and unpaid on such Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

          THIRD: to Class B Noteholders for amounts due and unpaid on the Class B Notes for interest;

          FOURTH: to the Class A-__ Noteholders, for amounts due and unpaid on the Class A-__ Notes for principal, then, to the Holders of the other classes of Class A Notes, for amounts due and unpaid on such Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class A Notes for principal;

          FIFTH: [amounts due and owing and required to be distributed to the Insurer pursuant to priority (vi), (vii), and (x) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed; and]

          SIXTH: to Class B Noteholders for amounts due and unpaid on the Class B Notes for principal; and

          SEVENTH: any remainder to the Holders of the Certificates.

          (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.6. At least 15 days before such record date the Issuer will mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     Section 5.7 Limitation of Suits. No Holder of any Note has any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

          (vi) [the Insurer is not the Controlling Party;]

it being understood and intended that no one or more Noteholders has any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee will act at the direction of the group of Noteholders with the greater Outstanding Amount of Notes, provided, however, that in the event the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing an equal Outstanding Amount of Notes, the Indenture Trustee in its sole discretion may determine what action, if any, will be taken, notwithstanding any other provisions of this Indenture.

     Section 5.8 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note has the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder.

     Section 5.9 Restoration of Rights and Remedies. If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Controlling Party or to such Noteholder, then and in every such case the Issuer, the Controlling Party and the Noteholders will, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Controlling Party and the Noteholders will continue as though no such Proceeding had been instituted.

     Section 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default will impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Controlling Party or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Controlling Party or by the Noteholders, as the case may be.

     Section 5.12 Control by Noteholders. If the Indenture Trustee is the Controlling Party, the Majority Noteholders will have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction will not be in conflict with any rule of law or with this Indenture;

          (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate is subject to the express terms of Section 5.4;

          (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Noteholders representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate will be of no force and effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Article VI, the Indenture Trustee need not take any action that it determines might involve it in liability, financial or otherwise, without receiving indemnity satisfactory to it, or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.13 Waiver of Past Defaults. The [Insurer may, or if an Insurer Default has occurred and is continuing, the] Majority Noteholders may, prior to the declaration of the acceleration of the maturity of the Notes as provided in
Section 5.4, waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee[, the Insurer] and the Holders of the Notes will be restored to their former positions and rights hereunder, respectively; but no such waiver will extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default will cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom will be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to (a) any suit instituted by the Indenture Trustee or the Controlling Party, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture will not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders will be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

     Section 5.17 Performance and Enforcement of Certain Obligations.

          (a) Promptly following a request from the Indenture Trustee to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the institution of legal or administrative actions or Proceedings to compel or secure performance by the Servicer of its obligations under the Sale and Servicing Agreement.

          (b) If the Indenture Trustee is the Controlling Party and if an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Majority Noteholders will, subject to Article VI, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action will be suspended.

                                   ARTICLE VI

                              The Indenture Trustee

     Section 6.1 Duties of Indenture Trustee.

          (a) If an Event of Default has occurred and is continuing, the Indenture Trustee will exercise, subject to the provisions of Article V, the rights and powers vested in it by the Basic Documents to which it is a Party and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee will examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of Section 6.1 (b);

          (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

          (d) The Indenture Trustee will not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (f) No provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it has reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

          (h) [The Indenture Trustee will, upon two Business Days' prior notice to the Indenture Trustee, permit any representative of the Insurer at the expense of the Trust, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.]

          (i) The Indenture Trustee will, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

          (j) [The Indenture Trustee will, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.]

          (k) Without limiting the generality of this Section 6.1, the Indenture Trustee will have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Depositor's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

          (l) In no event will [Indenture Trustee], in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

     Section 6.2 Rights of Indenture Trustee.

          (a) The Indenture Trustee may conclusively rely on any report, certificate, opinion, statement or other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee will not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of, or for the supervision of, Triad Financial Corporation, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee will not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes will be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee will be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders or the Controlling Party, pursuant to the provisions of this Indenture, unless such Noteholders or the Controlling Party has offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee will, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture, subject to Article V, with reasonable care and skill.

          (g) The Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so [by the Insurer (so long as no Insurer Default has occurred and is continuing) or (if an Insurer Default has occurred and is continuing)] by the Noteholders evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination will be paid by the Person making such request, or, if paid by the Indenture Trustee, will be reimbursed by the Person making such request upon demand.

          (h) The Indenture Trustee will not be liable for any losses on investments except for losses resulting from the failure of the Indenture Trustee to make an investment in accordance with instructions given in accordance hereunder. If the Indenture Trustee acts as the Note Paying Agent or Note Registrar, the rights and protections afforded to the Indenture Trustee will be afforded to the Note Paying Agent and Note Registrar.

          (i) The Indenture Trustee will not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default or Servicer Termination Event unless a Responsible Officer of the Indenture Trustee has received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no Default or Event of Default or Servicer Termination Event.

          (j) Anything in this Agreement to the contrary notwithstanding, in no event will the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-Note Paying Agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it will not be accountable for the Issuer's use of the proceeds from the Notes, and it will not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.5 Notice of Defaults. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee will mail to each Noteholder [and the Insurer (unless an Insurer Default has occurred and is continuing)] notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as it in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.6 Reports by Indenture Trustee to Holders.

          (a) The Indenture Trustee will deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its federal and State income tax returns to the extent not previously provided.

          (b) If required under Regulation AB, the Indenture Trustee will:

          (i) deliver to the Depositor, the Owner Trustee and the Servicer, a report, dated as of December 31 of the preceding calendar year, on its assessment of compliance with the minimum servicing criteria regarding [cash and collection administration] during the preceding calendar year, including disclosure of any material instance of non-compliance identified by the Indenture Trustee, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act, and such additional provisions of Item 1122 as may be agreed among the Depositor, the Servicer and the Indenture Trustee to comply with the provisions of Regulation AB.

          (ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Depositor, Owner Trustee and the Servicer an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, on the assessment of compliance with servicing criteria with respect to the prior calendar year. Such attestation report will be addressed to the board of directors of the Servicer and to the Depositor and Owner Trustee. Such attestation report will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. The firm may render other services to the Indenture Trustee, but the firm must indicate in each attestation report that it is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

          (iii) The reports referred to in this Section 6.6(b) will be delivered on or before March 15 of each year in which a Form 10-K is required to be filed, beginning __________, 200__.

          (c) The Indenture Trustee will furnish to the Depositor or the Issuer, in writing, the necessary disclosure describing the legal proceedings required to be disclosed under Item 1117 of Regulation AB with respect to the Indenture Trustee, for inclusion in reports, so long as such reports are required to be filed, pursuant to the Exchange Act.

     Section 6.7 Compensation and Indemnity.

          (a) Pursuant to Section 5.7(a) of the Sale and Servicing Agreement, the Issuer will, or will cause the Servicer to, pay to the Indenture Trustee and the Backup Servicer from time to time compensation for its services as per a separate fee schedule. The Indenture Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Issuer will, or will cause the Servicer to, reimburse the Indenture Trustee and the Backup Servicer for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses will include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's and the Backup Servicer's agents, counsel, accountants and experts. The Issuer will, or will cause the Servicer to, indemnify the Indenture Trustee and the Backup Servicer and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this Trust and the performance of its duties hereunder. The Indenture Trustee or the Backup Servicer will notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Backup Servicer to so notify the Issuer and the Servicer will not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Section 8.2 and
Article XI of the Sale and Servicing Agreement. The Issuer will, or will cause the Servicer to, defend the claim, and if failure to provide separate counsel will result in a conflict of interest, the Indenture Trustee or the Backup Servicer may have separate counsel and the Issuer will cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Backup Servicer through the Indenture Trustee's or the Backup Servicer's own willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations to the Indenture Trustee and the Backup Servicer pursuant to this Section 6.7 will survive the discharge of this Indenture or the respective earlier resignation or removal of the Indenture Trustee or the Backup Servicer. When the Indenture Trustee or the Backup Servicer incurs expenses after the occurrence of a Default specified in Section 5.1(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee under the Basic Documents will be recourse to the Trust Estate only and specifically will not be recourse to the assets of the Certificateholder or any Noteholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Trust Estate, the Depositor and amounts held in the Spread Account will be limited to the right to receive the distributions referred to in Section 5.7(a) of the Sale and Servicing Agreement and Section 5.6 hereof.

     Section 6.8 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer [and the Insurer]. The Issuer may, with the consent of the Controlling Party, and will at the request of the Controlling Party, remove the Indenture Trustee, if:

          (i) the Indenture Trustee fails to comply with Section 6.11;

          (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or State banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, has entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

          (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

          (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or State bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

          (v) the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer will promptly appoint a successor Indenture Trustee [acceptable to the Insurer (so long as no Insurer Default has occurred and is continuing). If the Issuer fails to appoint such a successor Indenture Trustee, the Insurer may appoint a successor Indenture Trustee.]

          A successor Indenture Trustee will deliver a written acceptance of its appointment to the retiring Indenture Trustee, [the Insurer (provided that no Insurer Default has occurred and is continuing)] and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee will become effective, subject to satisfaction of the Rating Agency Condition and the successor Indenture Trustee will have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee will mail a notice of its succession to Noteholders. The retiring Indenture Trustee, at the expense of the Trust, will promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed (notwithstanding that such resignation or removal is not effective), the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any Noteholder [with the Insurer's consent (unless an Insurer Default exists)] may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section will not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 will continue for the benefit of the retiring Indenture Trustee.

     Section 6.9 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act will be the successor Indenture Trustee; provided, that the surviving corporation must satisfy the eligibility criteria set forth in Section
6.11. The Indenture Trustee will provide the Rating Agencies prior written notice of any such transaction.

          In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee will succeed to the trusts created by this Indenture any of the Notes will have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes will not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates will have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee will have.

     Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee [with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing)] will have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder will be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee will be required under Section 6.8 hereof.

          (b) Every separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee will be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee will be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder will be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

          (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee will be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee will refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument will be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee will die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts will invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e) Any and all amounts relating to the fees and expenses of the co-Indenture Trustee or separate Indenture Trustee will be borne by the Trust Estate.

     Section 6.11 Eligibility: Disqualification. The Indenture Trustee will at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee will have a combined capital and surplus of at least $___________ as set forth in its most recent published annual report of condition and it will have a long term debt rating of BBB-, or an equivalent rating, or better by the Rating Agencies. [The Indenture Trustee will provide copies of such reports to the Insurer upon request.] The Indenture Trustee will comply with TIA Section 310(b); provided, however, that there will be excluded from the operation of TIA
Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee will comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed will be subject to TIA Section 311(a) to the extent indicated.

     Section 6.13 Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

          (a) Due Organization. The Indenture Trustee is a _______________ and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Indenture Trustee hereunder.

          (c) Due Authorization. The execution and delivery by the Indenture Trustee of the Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of the Basic Documents.

          (d) Valid and Binding Indenture. The Indenture Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 6.14 Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts will at all times be held and applied solely in accordance with the provisions hereof.

     Section 6.15 Control by the Controlling Party. The Indenture Trustee will comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default has occurred and is continuing, the Indenture Trustee will act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                   ARTICLE VII

                         Noteholders' Lists and Reports

     Section 7.1 Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list will be required to be furnished. [The Indenture

Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer will furnish to the Insurer in writing at such times as the Insurer may request a copy of the list.]

     Section 7.2 Preservation of Information; Communications to Noteholders.

          (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar will have the protection of TIA Section 312(c).

     Section 7.3 Reports by Issuer.

          (a) The Issuer will:

          (i) deliver to the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) deliver to the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) deliver to the Indenture Trustee (and the Indenture Trustee will transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer will end on December 31 of each year.

     Section 7.4 Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each May 31, beginning with May 31, 200_, the Indenture Trustee will mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also will comply with TIA Section 313(b).

A copy of each report at the time of its mailing to Noteholders will be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer will notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

     Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee will apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action will be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

     Section 8.2 Release of Trust Estate.

          (a) Subject to the payment of its fees and expenses and other amounts pursuant to Section 6.7, the Indenture Trustee [may (with the Insurer's consent, so long as the Insurer is the Controlling Party), and] will at the Controlling Party's direction, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII will be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

          (b) The Indenture Trustee will, at such time as there are no Notes outstanding, all sums due the Indenture Trustee pursuant to Section 6.7 [and all sums due the Insurer under the Insurance Agreement have been paid], release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee will release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

     Section 8.3 Opinion of Counsel. The Indenture Trustee will receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require, as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel will not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             Supplemental Indentures

     Section 9.1 Supplemental Indentures Without Consent of Noteholders.

          (a) Without the consent of the Holders of any Notes but [with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and] with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which will conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes; provided that such action will not adversely affect in any material respect the interests of the Holders of the Notes or of [the Insurer]:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as will be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as will be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but [with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and] with prior notice to the Rating Agencies by the Issuer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder [or the Insurer].

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     Section 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, [with the consent of the Insurer (unless an Insurer Default has occurred and is continuing) and] with the consent of the Majority Noteholders, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture;[ provided, however, that, if an Insurer Default has occurred and is continuing, such supplemental indenture will not materially and adversely affect the interests of the Insurer;] provided further, [that subject to the express rights of the Insurer under the Basic Documents,] no such supplemental indenture will, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

          (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

          (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4;

          (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

          The Indenture Trustee may determine whether or not any Notes would be affected by any supplemental indenture and any such determination will be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee will not be liable for any such determination made in good faith.

          It will not be necessary for any Act of Noteholders under this Section
9.2 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act will approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee will mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice (to be provided by the Issuer at the Issuer's expense) setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the amendments or modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but will not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture will be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes will thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture will be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX will conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture will then be qualified under the Trust Indenture Act.

     Section 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee will, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               Redemption of Notes

     Section 10.1 Redemption.

          (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 10.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the Owner Trust Estate, other than the Trust Accounts [(with the consent of the Insurer if such purchase would result in a claim on the Note Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid),] which Distribution Date shall be after the last day of any Collection Period as of which the Pool Balance will be less than or equal to 10% of the Original Pool Balance, for a purchase price equal to the Redemption Price. The Servicer or the Issuer will furnish the Indenture Trustee[, the Insurer] and the Rating Agencies notice of such election to redeem not later than 35 days prior to the Redemption Date and the Issuer will cause the Servicer to deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes to be redeemed at least two Business Days prior to the Redemption Date whereupon all such Notes will be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2 to each Holder of Notes.

          (b) In the event that the assets of the Trust are distributed pursuant to Section 8.1 of the Trust Agreement, all amounts on deposit in the Note Distribution Account will be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Issuer will, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts will be payable on the Redemption Date.

     Section 10.2 Form of Redemption Notice.

          Notice of redemption under Section 10.1 will be given by the Indenture Trustee electronically or by facsimile, confirmed by first-class mail, postage prepaid, transmitted or mailed promptly following receipt of election from the Issuer or Servicer pursuant to Section 10.1(a), but no later than 30 days prior to the applicable Redemption Date to each Holder of Notes at such Holder's address appearing in the Note Register.

          All notices of redemption will state:

          (i) the Redemption Date;

          (ii) the Redemption Price;

          (iii) that payments will be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which will be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

          (iv) that interest on the Notes will cease to accrue on the Redemption Date.

          Notice of redemption of the Notes will be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note will not impair or affect the validity of the redemption of any other Note.

     Section 10.3 Notes Payable on Redemption Date. The Notes to be redeemed will, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer will default in the payment of the Redemption Price) no interest will accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  Miscellaneous

     Section 11.1 Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee [and to the Insurer] (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) if requested by the Indenture Trustee an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          (a) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

          (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, other than in connection with a release of any Purchased Receivable or Liquidated Receivable, the Issuer will, in addition to any obligation imposed in
Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee [and the Insurer] an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee [and the Insurer] an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer will also deliver to the Indenture Trustee [and the Insurer] an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

          (iii) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer will also furnish to the Indenture Trustee [and the Insurer] an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee [and the Insurer] an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
     (iii) above, the Issuer will also furnish to the Indenture Trustee [and the Insurer] an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Liquidated Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the then Outstanding Amount of the Notes.

          (v) Notwithstanding Section 2.9 or any other provision of this Section 11.1(b), the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

     Section 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer will deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document will in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing will not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 11.3 Acts of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 11.3.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

          (c) The ownership of Notes will be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes will bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

          If to the Indenture Trustee:   [Indenture Trustee]

                                         _______________________________________

                                         _______________________________________

                                         Attention: ____________________________

          If to the Issuer:              Triad Automobile Receivables Trust
                                         200_-_ in care of [Owner Trustee]

                                         _______________________________________

                                         _______________________________________

                                         _______________________________________

          with a copy to:                Triad Financial Corporation
                                         7711 Center Avenue, Suite 100
                                         Huntington Beach, CA 92647
                                         Attention: Chief Financial Officer
                                         with a separate copy mailed to the
                                         attention of: General Counsel

The Issuer will promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

          [If to the Insurer:            [Insurer]

                                         ______________________________________

                                         ______________________________________]

[In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond will be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel "URGENT MATERIAL ENCLOSED."]

          [If to Moody's:                Moody's Investors Service, Inc.
                                         99 Church Street, 4th Floor
                                         New York, New York 10007
                                         Attention: ABS Monitoring Department

          If to Standard & Poor's:       Standard & Poor's

                                         A Division of The McGraw-Hill
                                         Companies, Inc.
                                         55 Water Street, 40th Floor
                                         New York, New York 10041
                                         Attention of Asset Backed Surveillance
                                         Department

          If to Fitch Ratings:           Fitch Ratings
                                         One State Street Plaza
                                         New York, New York  10004
                                         Attention: ABS Group]

or, as to each of the foregoing, at such other address as will be designated by written notice to the other parties. Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

     Section 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder will affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner here in provided will conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Noteholders will be filed with the Indenture Trustee but such filing will not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it will be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as will be satisfactory to the Indenture Trustee will be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to the Rating Agencies, failure to give such notice will not affect any other rights or obligations created hereunder, and will not under any circumstance constitute a Default or Event of Default.

     Section 11.6 [Reserved].

     Section 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision will control.

          The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

     Section 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer will bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture will bind its successors.

     Section 11.10 Separability. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     Section 11.11 Benefits of Indenture. [The Insurer and its successors and assigns will be a third-party beneficiary to the provisions of this Indenture, and will be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default has occurred and is continuing.] Nothing in this Indenture or in the Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, [the Insurer, and] the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. [The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Indenture Trustee.]

          [In exercising any of its voting rights, rights to direct or consent or any other rights as the Insurer under this Indenture or any other Basic Document, subject to the terms and conditions of this Indenture, the Insurer will not have any obligation or duty to any Person to consider or take into account the interests of any Person and will not be liable to any Person for any action taken by it or at its discretion or any failure by it to act or to direct that any action be taken, without regard to whether such inaction or action benefits or adversely affects any Noteholder, the Issuer or any other Person.]

          [Without limiting the generality of this Section 11.11, the Insurer, so long as it is the Controlling Party, will be entitled to instruct the Indenture Trustee, by delivery of a written direction in the form of an Enforcement Direction (as defined in Section 2.3 of the Intercreditor Agreement, dated as of December 5, 2005, among Triad Financial Corporation, JPMorgan Chase Bank, N.A., as Agent, and the other parties thereto, including the Indenture Trustee pursuant to an Accession Agreement dated as of ______), to remove the Servicer in accordance with such direction if the Insurer has terminated the Servicer pursuant to the terms of the Sale and Servicing Agreement, and the Indenture Trustee will, upon receipt of such Enforcement Direction from the Insurer, act in accordance with the instructions of the Insurer and in accordance with the procedures as set forth in Section 2.3 of the Intercreditor Agreement.]

     Section 11.12 Legal Holidays. In any case where the date on which any payment is due will not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding

Business Day with the same force and effect as if made on the date an which nominally due, and no interest will accrue for the period from and after any such nominal date.

     Section 11.13 Governing Law. THIS INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

     Section 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Issuer or any other counsel reasonably acceptable to the Indenture Trustee [and the Insurer]) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Servicer, the Owner Trustee, the Backup Servicer or the Indenture Trustee on the Notes or under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Servicer, the Indenture Trustee, the Backup Servicer or the Owner Trustee (including in its individual capacity), (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Depositor, the Servicer, the Indenture Trustee, the Backup Servicer or the Owner Trustee (including in its individual capacity), any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee, the Backup Servicer or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee, the Backup Servicer or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Backup Servicer and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust
Agreement.

     Section 11.17 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by [Owner Trustee] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will [Owner Trustee] in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

     Section 11.18 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not, prior to the date that is one year and one day after the termination of this Indenture, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, any of the Basic Documents.

     Section 11.19 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee [or of the Insurer], during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.

     Section 11.20 Nonpublic Personal Information. In the course of carrying out their duties under this Indenture, the Indenture Trustee and the Issuer shall develop or receive certain information regarding the "consumers" and "customers" of the Servicer, including but not limited to "nonpublic personal information," (as those terms are defined in Title V of the Gramm-Leach-Bliley Act and the privacy regulations adopted thereunder). Notwithstanding any other provision of this Indenture, with respect to nonpublic personal information about the customers and consumers of the Servicer, each of the Indenture Trustee and the Issuer agrees as follows: (i) except as may be reasonably necessary in the ordinary course of business to carry out the activities to be performed by the Indenture Trustee or the Issuer under this Indenture or as may be required by law or legal process, it will not disclose any such nonpublic personal information to any third party; (ii) it will not use any such nonpublic personal information other than to carry out the purposes for which it was disclosed to the Indenture Trustee or the Issuer, as applicable, unless such other use is expressly permitted by a written agreement executed by the Servicer or required by law or legal process; (iii) it shall restrict disclosure of the information solely to those of its employees with a need to know and will advise employees who receive the information of the obligation of confidentiality hereunder; and
(iv) it will take all reasonable measures, including without limitation such measures as it takes to safeguard its own confidential information, to ensure the security and confidentiality of all such nonpublic personal information, to protect against anticipated threats or hazards to the security or integrity of such nonpublic personal information and to protect against unauthorized access to or use of such nonpublic personal information. The Servicer shall have access (during normal business hours, upon reasonable prior notice) to review such books and records of the Indenture Trustee and the Issuer as may be necessary to assess compliance with the requirements of this Section 11.20. All costs and expenses of such a review shall be borne solely by the Servicer, unless the results of such review indicate a breach of this Section 11.20 by the Indenture Trustee or the Issuer. The

Indenture Trustee or the Issuer, as applicable, shall promptly notify the Servicer if it receives any complaint or notice concerning a violation of privacy rights or becomes aware of a breach of customer data security. Upon termination of this Indenture, the Indenture Trustee and the Issuer shall return or destroy all nonpublic personal information, without retaining any copies of such documents and records

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                        TRIAD AUTOMOBILE RECEIVABLES TRUST
                                        200_-_,

                                        By: [OWNER TRUSTEE], not in its
                                        individual capacity but solely as Owner
                                        Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [INDENTURE TRUSTEE],
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                     EXHIBIT A-1

REGISTERED No. RB-A-_                                            $______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO. ______________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS [THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT] [FOR DEFINITIVE NOTES] EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) OR (II) THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE WILL BE ELIGIBLE FOR, AND SATISFY ALL REQUIREMENTS OF, A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION. [EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.] [FOR GLOBAL NOTES]

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                    CLASS A-__ _____% ASSET BACKED NOTE

          Triad Automobile Receivables Trust 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value


                                      A-1-1
received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _____________________ DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the aggregate initial principal amount of such Class A-__ Notes, by
(ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-__ Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on ________, 200_ (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from ________, 200_. Interest will be computed [on the basis of a [360]-day year and the actual number of days in the related Interest Period]. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          [The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by [Insurer] (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the Sale and Servicing Agreement.]

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-1-2

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        TRIAD AUTOMOBILE RECEIVABLES TRUST
                                        200_-_

                                        By: [OWNER TRUSTEE], not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ______ ___, 200_                  [INDENTURE TRUSTEE], not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                      A-1-3

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-__ _____% Asset Backed Notes (herein called the "Class A- Notes"), all issued under an Indenture dated as of ________, 200_ (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-__ Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 200_. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on each Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Event of Default has occurred and is continuing and the Indenture Trustee has declared the Notes to be immediately due and payable or the Notes have automatically become due and payable, in each case, in the manner provided in the Indenture. All principal payments on the Class A-__ Notes will be made pro rata to the Class A-__ Noteholders entitled thereto.

          Payments of interest and principal on this Note on each Distribution Date will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date or by wire transfer in immediately available funds pursuant to the terms of the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal


                                      A-1-4

Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

          The Issuer will pay interest on overdue installments of interest at the Class A-__ Interest Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee [and the Insurer] and any agent of the Issuer, the Indenture Trustee [or the Insurer] may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, [the Insurer] nor any such agent will be affected by notice to the contrary.


                                      A-1-5

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent [of the Insurer and] of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement


                                      A-1-6
against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [statement of insurance]


                                      A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated                             (1)
      -----------------------------     ----------------------------------------
                                        Signature Guaranteed:


-------------------------------------   ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                      A-1-8

                                                                     EXHIBIT A-2

REGISTERED No. RB-A-__-1                                         $______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO. ______________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS [THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT] [FOR DEFINITIVE NOTES] EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) OR (II) THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE WILL BE ELIGIBLE FOR, AND SATISFY ALL REQUIREMENTS OF, A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION. [EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.] [FOR GLOBAL NOTES]

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                       CLASS A-__ _____% ASSET BACKED NOTE

          Triad Automobile Receivables Trust 200_-_, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of


                                     A-2-1

______________________ DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the aggregate initial principal amount of such Class A-__ Notes, by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-__ Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on ________, 200_ (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from and including the twelfth day of the prior calendar month (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the twelfth day of the calendar month in which such Distribution Date occurs. Interest will be computed [on the basis of a [360]-day year consisting of twelve 30-day months]. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          [The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by [Insurer] (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Scheduled Payments with respect to each Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the Sale and Servicing Agreement.]

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-2-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        TRIAD AUTOMOBILE RECEIVABLES
                                        TRUST 200_-_

                                        By: [OWNER TRUSTEE], not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  ______ ___, 200_                 [INDENTURE TRUSTEE], not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                     A-2-3

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-__ _____% Asset Backed Notes (herein called the "Class A- Notes"), all issued under an Indenture dated as of ________, 200_ (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-__ Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 200_. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on each Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Event of Default has occurred and is continuing and the Indenture Trustee has declared the Notes to be immediately due and payable or the Notes have automatically become due and payable, in each case, in the manner provided in the Indenture. All principal payments on the Class A-__ Notes will be made pro rata to the Class A-__ Noteholders entitled thereto.

          Payments of interest and principal on this Note on each Distribution Date will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date or by wire transfer in immediately available funds pursuant to the terms of the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal


                                     A-2-4

Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

          The Issuer will pay interest on overdue installments of interest at the Class A-__ Interest Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee [and the Insurer] and any agent of the Issuer, the Indenture Trustee [or the Insurer] may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, [the Insurer] nor any such agent will be affected by notice to the contrary.


                                     A-2-5

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent [of the Insurer and] of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement


                                     A-2-6
against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [statement of insurance]


                                     A-2-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated                             (1)
      ----------------------------      ----------------------------------------
                                        Signature Guaranteed:


------------------------------------    ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-2-8

                                                                     EXHIBIT A-3

REGISTERED No. RB-A-__                                           $______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO. ______________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS [THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT] [FOR DEFINITIVE NOTES] EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) OR (II) THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE WILL BE ELIGIBLE FOR, AND SATISFY ALL REQUIREMENTS OF, A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION. [EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.] [FOR GLOBAL NOTES]

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

               TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                    CLASS A-__ _____% ASSET BACKED NOTE

          Triad Automobile Receivables Trust 200_-_, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value


                                      A-3-1
received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________ DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the aggregate initial principal amount of such Class A-__ Notes, by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-__ Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on ________, 20__ (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from and including the twelfth day of the prior calendar month (or in the case of the first Distribution Date, from and including the Closing
Date) to, but excluding, the twelfth day of the calendar month in which such Distribution Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          [The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by [Insurer] (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the Sale and Servicing Agreement.]

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-3-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        TRIAD AUTOMOBILE RECEIVABLES TRUST
                                        200_-_

                                        By: [OWNER TRUSTEE], not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

          INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: _______ ___, 200_                 [INDENTURE TRUSTEE], not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                      A-3-3

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-__ _____% Asset Backed Notes (herein called the "Class A- Notes"), all issued under an Indenture dated as of ________, 200_ (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-__ Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 200_. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on each Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Event of Default has occurred and is continuing and the Indenture Trustee has declared the Notes to be immediately due and payable or the Notes have automatically become due and payable, in each case, in the manner provided in the Indenture. All principal payments on the Class A-__ Notes will be made pro rata to the Class A-__ Noteholders entitled thereto.

          Payments of interest and principal on this Note on each Distribution Date will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date or by wire transfer in immediately available funds pursuant to the terms of the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal


                                      A-3-4

Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

          The Issuer will pay interest on overdue installments of interest at the Class A-__ Interest Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee [and the Insurer] and any agent of the Issuer, the Indenture Trustee [or the Insurer] may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, [the Insurer] nor any such agent will be affected by notice to the contrary.


                                      A-3-5

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent [of the Insurer and] of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement


                                      A-3-6
against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [statement of insurance]


                                      A-3-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated                             (1)
      ----------------------------      ----------------------------------------
                                        Signature Guaranteed:


----------------------------------      ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                      A-3-8

                                                                     EXHIBIT A-4

REGISTERED No. RB-A-__                                           $______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                        CUSIP NO. ______________

          Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS [THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT] [FOR DEFINITIVE NOTES] EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT) OR (II) THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS NOTE WILL BE ELIGIBLE FOR, AND SATISFY ALL REQUIREMENTS OF, A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION. [EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.] [FOR GLOBAL NOTES]

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                       CLASS A-__ _____% ASSET BACKED NOTE

          Triad Automobile Receivables Trust 200_-_, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value


                                     A-4-1
received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________ DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the aggregate initial principal amount of such Class A-__ Notes, by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-__ Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on ________, 20__ (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from and including the twelfth day of the prior calendar month (or in the case of the first Distribution Date, from and including the Closing
Date) to, but excluding, the twelfth day of the calendar month in which such Distribution Date occurs. Interest will be computed [on the basis of a [360]-day year consisting of twelve 30-day months]. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          [The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by [Insurer] (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of Scheduled Payments with respect to each Distribution Date, all as more fully set forth in the Note Policy, the Indenture and the Sale and Servicing Agreement.]

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-4-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        TRIAD AUTOMOBILE RECEIVABLES
                                        TRUST 200_-_

                                        By: [OWNER TRUSTEE], not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: ______ ___, 200_                  [INDENTURE TRUSTEE], not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                     A-4-3

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-__ _____% Asset Backed Notes (herein called the "Class A- Notes"), all issued under an Indenture dated as of ________, 200_ (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes, the Class A-__ Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class A-__ Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 200_. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on each Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Event of Default has occurred and is continuing and the Indenture Trustee has declared the Notes to be immediately due and payable or the Notes have automatically become due and payable, in each case, in the manner provided in the Indenture. All principal payments on the Class A-__ Notes will be made pro rata to the Class A-__ Noteholders entitled thereto.

          Payments of interest and principal on this Note on each Distribution Date will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date or by wire transfer in immediately available funds pursuant to the terms of the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal


                                     A-4-4

Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

          The Issuer will pay interest on overdue installments of interest at the Class A-__ Interest Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee [and the Insurer] and any agent of the Issuer, the Indenture Trustee [or the Insurer] may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, [the Insurer] nor any such agent will be affected by notice to the contrary.


                                     A-4-5

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent [of the Insurer and] of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement


                                     A-4-6
against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                            [statement of insurance]


                                     A-4-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
                         (name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated                               (1)
      ------------------------------    ----------------------------------------
                                        Signature Guaranteed:


------------------------------------    ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-4-8

                                                                       EXHIBIT B

REGISTERED No. RB-B                                              $______________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.4 OF THE INDENTURE. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER OF THIS NOTE HAS REPRESENTED TO THE ISSUER AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

          NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS (I) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE INDENTURE TRUSTEE WILL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION WILL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, AND (B) THE INDENTURE TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH WILL NOT BE AT THE EXPENSE OF THE ISSUER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR NOTES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY),

FOR NOTES WITH A FACE AMOUNT OF LESS THAN $100,000, FOR EACH SUCH THIRD PARTY.

          NO TRANSFER OF THIS NOTE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF A PLAN DESCRIBED IN (A) OR (B) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT). EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE FOREGOING REPRESENTATION.

          THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          THE CLASS B NOTES ARE SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES, AS SET FORTH MORE FULLY IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.

               TRIAD AUTOMOBILE RECEIVABLES TRUST 200_-_

                    CLASS B ________% ASSET BACKED NOTE

          Triad Automobile Receivables Trust 200_-_, a Delaware statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [__________], or registered assigns, the principal sum of ___________________ DOLLARS payable on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial principal amount hereof and the denominator of which is the aggregate initial principal amount of such Class B Notes by (ii) the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class B Notes pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note will be due and payable on _____________, 20__ (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this
Note is paid or made available for payment. Interest on this Note will accrue for each Distribution Date from and including the twelfth day of the prior calendar month (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the twelfth day of the calendar month in which such Distribution Date occurs. Interest will be computed [on the basis of a [360]-day year consisting of twelve 30-day months]. Such principal of and interest on this Note will be paid in the manner specified on the reverse hereof.

          The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note will be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

          Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note will not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                        TRIAD AUTOMOBILE RECEIVABLES TRUST
                                        200_-_

                                        By: [OWNER TRUSTEE], not in its
                                            individual capacity but solely as
                                            Owner Trustee of the Trust


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  _______ __, 200_                 [INDENTURE TRUSTEE], not in its
                                        individual capacity but solely as
                                        Indenture Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                [REVERSE OF NOTE]

          This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B _____% Asset Backed Notes (herein called the "Class B Notes"), all issued under an Indenture dated as of _________, 2005 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture) to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, will have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

          The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes (together, the "Notes") are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

          Principal of the Class B Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the 12th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________, 200_. The term "Distribution Date," will be deemed to include the Final Scheduled Distribution Date.

          As described above, the entire unpaid principal amount of this Note will be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note will be due and payable on each Distribution Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes will be due and payable on the date on which an Event of Default has occurred and is continuing and the Indenture Trustee has declared the Notes to be immediately due and payable or the Notes have automatically become due and payable, in each case, in the manner provided in the Indenture All principal payments on the Class B Notes will be made pro rata to the Class B Noteholders entitled thereto.

          Payments of interest and principal on this Note on each Distribution Date will be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date or by wire transfer in immediately available funds pursuant to the terms of the Indenture. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date will be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date and the amount then due and payable will be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal

Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

          The Issuer will pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

          Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary will be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Insurer nor any such agent will be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Insurer and of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

          The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

          The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Note and the Indenture will be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder will be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither [Owner Trustee] in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns will be personally liable for, nor will recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made for the sole purposes of binding the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder will have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein will be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
(name and address of assignee)
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated                             (1)
      ----------------------------      ----------------------------------------
                                        Signature Guaranteed:


-----------------------------------     ----------------------------------------

----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C

                  [FORM OF CERTIFICATE AS TO INITIAL PURCHASE]

                                     [date]

Triad Automobile Receivables Trust 200_-_
c/o [Owner Trustee]
_____________________________________
_____________________________________
_____________________________________
Attention: __________________________

[Indenture Trustee]
_____________________________________
_____________________________________
Attention: __________________________
           Triad Auto Trust 200_-_

          Re: Triad Automobile Receivables Trust 200_-_
              Asset Backed Notes, Class B

          Dear Sirs:

          In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Notes (the "Notes") issued pursuant to the Indenture dated as of ________, 200_ (the "Indenture") between Triad Automobile Receivables Trust 200_-_, as Issuer (the "Issuer"), and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee"), relating to the Triad Automobile Receivables Trust 200_-_ Asset Backed Notes, the Buyer advises you as follows:

               (i) it (a) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risks of such investment; (b) is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended, and is acquiring beneficial ownership of the Notes for its own account or for the account of another "qualified institutional buyer"; and (c) understands that the Issuer and the Indenture Trustee are relying on such representations in connection with the issuance of the Notes;

               (ii) it has reviewed the Prospectus (including the section captioned "Risk Factors" therein) and such other materials and information with respect to the Notes, the Issuer and Triad Financial Corporation (the "Originator") as it deems necessary and has been afforded the opportunity to make inquiry of the Issuer and the Originator and to receive answers, and has received all information requested;

               (iii) it understands that the Notes have not been registered or qualified under the 1933 Act or the securities laws of any state;

               (iv) it has not distributed the Prospectus Supplement or any other materials relating to the Notes to anyone other than its counsel or other advisor, and no one other than such counsel or advisor has used its copies of such documents; and

               (v) it is not, and is not acting on behalf of or investing the assets of, (x) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (y) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code or (z) an entity whose underlying assets include assets of a plan described in (x) or (y) above by reason of such plan's investment in the entity (including, without limitation, an insurance company general account).

                                        Very truly yours,

                                        [BUYER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT D

       [FORM OF "QUALIFIED INSTITUTIONAL BUYER" TRANSFEREE'S CERTIFICATE]

                                     [date]

Triad Automobile Receivables Trust 200_-_
c/o [Owner Trustee]
_____________________________________
_____________________________________
_____________________________________
Attention:  _________________________

[Indenture Trustee]
_____________________________________
_____________________________________
Attention: __________________________
           Triad Auto Trust 200_-_

          Re: Triad Automobile Receivables Trust 200_-_
              Asset Backed Notes, Class B

Dear Sirs:

          In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Notes (the "Notes") issued pursuant to the Indenture dated as of ________, 200_ (the "Indenture") between Triad Automobile Receivables Trust 200_-_ (the "Issuer") and [Indenture Trustee], as Indenture Trustee (the "Indenture Trustee"), relating to Triad Automobile Receivables Trust 200_-_ Asset Backed Notes, the Buyer advises you as follows: the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and is acquiring beneficial ownership of the Notes for its own account or for the account of another "qualified institutional buyer". In addition to the foregoing, you may rely on the information provided in Annex 1 or 2, as applicable, attached hereto and incorporated herein.

          The Buyer understands that the Notes have not been registered under the 1933 Act or the securities laws of any state. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Notes and has received such information (whether from the Issuer, Triad Financial Special Purpose LLC, the transferor from which it proposes to purchase Notes, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Issuer to the satisfaction of the Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed notes and investments in "non-prime" and "sub-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Notes. In the normal course of its business, the Buyer invests in or purchases notes similar to the Notes. The Buyer is aware that it may be required to bear the economic risk of an investment in the Notes for an indefinite period of time, and it is able to bear such risk for an indefinite period.

                                        Very truly yours,

                                        [BUYER]


                                        By:
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                                        Name:
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                                        Title:
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                                        Taxpayer ID:
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                                        Name in which Note is
                                        to be Registered:
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                                        Address for Notices
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                                        Payment Instructions
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                                                            ANNEX 1 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

          ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ____ Broker-dealer. The Buyer is a dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934.

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(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

          ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          ____ Trust Fund. The Buyer is a trust fund whose Indenture Trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

          3. The Buyer is not, and is not acting on behalf of or investing the assets of, (a) an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (b) a "plan" (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code or (c) an entity whose underlying assets include assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (including, without limitation, an insurance company general account).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

          6. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          7. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a Bank or Savings and Loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

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                                        Print Name of Buyer


                                        By:
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                                        Name:
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                                        Title:
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                                        Date:
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                                                            ANNEX 2 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers that are Registered Investment Companies]

          The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Buyer.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ____ The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The Buyer is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code or (c) an entity whose underlying assets include assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (including, without limitation, an insurance company general account).

          4. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          5. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          6. The Buyer is familiar with Rule 144A and understands that the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          7. Until the date of purchase of the Rule 144A Securities, the undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

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                                        Print Name of Buyer or Adviser


                                        By:
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                                        Name:
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                                        Title:
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                                        IF AN ADVISER:

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                                        Print Name of Buyer

                                        Date:
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